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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 2008

                            APOLO GOLD & ENERGY INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                     000--27791                98-0412805
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


             #12-1900 Indian River Cr., North Vancouver, BC V7G 2R1
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 970-0901


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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 10, 2008 the firm Williams & Webster, P.S. of Spokane, Washington, resigned as the principal accountant to audit the Registrant's financial statements. Williams & Webster, P.S., were the auditors of the financial statements for the fiscal years of the Registrant ended June 30, 2007 and 2006.

Except for the following qualification, the report of Williams & Webster, P.S, for the fiscal years of the Registrant ended June 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle:

         "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenues and limited cash. In addition, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note
         2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the fiscal years of the Registrant ended June 30, 2007 and 2006 and through September 10, 2008, there were no disagreements with Williams & Webster, P.S., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Williams & Webster, P.S., would have caused Williams & Webster, P.S., to make reference thereto in his report on the Registrant's financial statements for such year.

During the fiscal years of the Registrant ended June 30, 2007 and 2006 and through September 10, 2008, there were no "reportable events" with respect to the Registrant as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years of the Registrant ended June 30, 2007 and 2006 and through September 10, 2008, the Registrant did not consult with Williams & Webster, P.S., with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Registrant provided a copy of the foregoing disclosures to Williams & Webster, P.S., prior to the date of filing this report and requested that they provide it with a letter addressed to the Securities and Exchange Commission stating whether or not they agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-k.

Item 9.01. Financial Statements and Exhibits.

       (d)   The following exhibits are filed with this report:

       Exhibit      Description
       Number

       16.1 Letter of Williams & Webster, P.S., dated September 16, 2008, regarding change in certifying accountant of Apolo Gold & Energy, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 15, 2008                  APOLO GOLD & ENERGY, INC.


                                           /s/ ROBERT G. DINNING
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                                           ROBERT G. DINNING
                                           Chief Financial Officer & Secretary



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